FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT


         THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT is made and entered into the 21st day of April, 1999, by and between HIGHWOODS/FLORIDA HOLDINGS, L.P., a Delaware limited partnership ("Seller"), and AMERICA'S CAPITAL PARTNERS, LLC, a Florida limited liability company ("Purchaser").
         Seller and Purchaser have previously entered into that certain Purchase and Sale Agreement dated as of March 22, 1999 (the "Agreement").
         Seller and Purchaser wish to amend certain of the provisions of the Agreement as hereinafter set forth.
         NOW, THEREFORE, in consideration of Ten Dollars ($10.00), the mutual covenants and agreements herein and in the Agreement set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:


         1. RECITALS. The foregoing recitals are true and correct.

         2. THE PROPERTY. Section 1.1 and Exhibit "1.1" are hereby amended to add the properties described as (a) "Highwoods Development Parcels" I.E., Cypress Creek Land consisting of approximately 11 acres and Highwoods Sawgrass consisting of approximately 38 acres and (b) the "Sunrise Office Building," consisting of approximately 51,831 rentable square feet.

         3. DEFINITION OF CONTRACT. Section 1.5 is hereby amended to add the words "set forth in Exhibit "12.1"" after the word "agreements" in the first line of Section 1.5.

         4. CLOSING DATE. Section 3 is amended to provide that the Closing Date shall be on December 1, 1999.

         5. ADDITIONAL DEPOSIT. The amount of the Additional Deposit in Section
4.1 is hereby changed to Three Million Dollars ($3,000,000.00).

         6. PURCHASE PRICE. Section 5.1 is hereby amended to increase the Purchase Price by the amount of Fifteen Million One Hundred Thirty Four Thousand Dollars ($15,134,000.00), to a total of Eighty-Five Million One Hundred Thirty Four Thousand Dollars ($85,134,000.00).

         7. PAYMENT OF PURCHASE PRICE. Section 5.2 is hereby amended to change the amount of the Deposit to $3,005,000.00 and the approximate balance of the Purchase Price due in cash at Closing, subject to prorations and adjustments as provided in the Agreement, to $82,129,000.00.

         8. TITLE OBJECTIONS. Section 9.1 is hereby amended to provide that April 28, 1999 is the last day on which Purchaser may notify Seller of any title and survey objections.

         9. INVESTIGATION PERIOD. Sections 11.1 and 11.2 are hereby amended to provide that the Investigation Period shall expire on April 30, 1999 at 5:00 p.m. Eastern Daylight Time.

         10. APPROVAL OF AMENDMENT BY SELLER'S BOARD OF DIRECTORS. Seller and Purchaser hereby acknowledge that this First Amendment must be approved by Seller's Board of Directors. Seller agrees to present the terms of this First Amendment to Seller's Board of Directors for its approval not later than April 27, 1999. Section 12.8 of the Agreement is hereby amended accordingly.

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


         11. BROKERS. Section 20 is amended to delete the brokerage commission to be paid to Redwood Real Estate Services Corp.

         12. TRUE, CORRECT AND COMPLETE AGREEMENT. Seller and Purchaser hereby acknowledge that several pages in the Agreement have been substituted to clarify certain issues and, pursuant to the terms of the Agreement, certain exhibits were annexed thereto after the Effective Date. Seller and Purchaser acknowledge and agree that the copy of the Agreement attached hereto is a true, correct and complete copy of the Agreement as it existed prior to the date of this First Amendment.

         13. NO FURTHER MODIFICATION. Except as set forth in this First Amendment, the Agreement remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, the Seller and Purchaser have executed this First Amendment the day and year first written above.

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


WITNESSES:                                  SELLER:
                                            HIGHWOODS/FLORIDA HOLDINGS, L.P.,
                                            a Delaware limited partnership
_______________________________
                                            By:  Highwoods/Florida G.P. Corp., a
                                            Delaware corporation, as general
                                            partner
_______________________________
(As to Seller)                              By: Mark D. Pridgan III
                                                -------------------------------

                                            Title: Vice President
                                                   ----------------------------


                                            Dated:  April ____, 1999

                                            PURCHASER:

                                            AMERICA'S CAPITAL PARTNERS LLC, a
                                            Florida limited liability company.

_______________________________             By: Allen C. de Olazarra
                                                -------------------------------

                                            Title: Managing Member
                                                   ----------------------------


_______________________________             Dated: April ___, 1999
(As to Purchaser)




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